Exhibit 99.1

PRESS RELEASE
_________________________________________________________________________________

joanne freiberger, CPA, CTP, IRC
VP, TREASURER
jfreiberger@masonite.com
813.739.1808

farand pawlak, CPA
DIRECTOR, INVESTOR RELATIONS
fpawlak@masonite.com
813.371.5839

Masonite Announces Pricing of Previously Announced Senior Notes Offering

Tampa, FL, August 13, 2018 - Masonite International Corporation (NYSE: DOOR) (the “Company”) announced today that it priced an offering of $300 million aggregate principal amount of its 5.750% senior unsecured notes due 2026 (the “notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Subject to customary closing conditions, this offering is expected to close on August 27, 2018.

The Company intends to use the net proceeds from the sale of the notes to redeem $125 million aggregate principal amount of its existing 5.625% Senior Notes due 2023 (the “Existing Senior Notes”), to pay related premiums, fees and expenses, and the remaining balance for general corporate purposes, which may include funding future acquisitions, the repurchase of the Company’s common shares pursuant to its share repurchase programs and working capital needs. Pending the permanent application thereof, the Company may use all or a portion of the net proceeds to reduce amounts outstanding under its senior secured asset-based credit facility. The obligation of the Company to redeem the Existing Senior Notes will be conditioned upon the consummation of this offering of notes.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S of the Securities Act. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the notes, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

masonite.com

Forward-Looking Statements

This press release contains forward-looking information and other forward-looking statements within the meaning of applicable Canadian and/or U.S. securities laws, including information related to this offering of the notes. When used in this press release, such forward-looking statements may be identified by the use of such words as “may,” might, “could,” “will,” would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved.

About Masonite

Masonite International Corporation is a leading global designer and manufacturer of interior and exterior doors for the residential new construction; the residential repair, renovation and remodeling; and the non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite serves more than 7,000 customers in 65 countries.

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